AMENDMENT NO. [   ]
TO
FIRST AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
          The First Amended and Restated Master Distribution Agreement (the “Agreement”), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware statutory trust and Invesco Aim Distributors, Inc., formerly A I M Distributors, Inc., a Delaware corporation, is hereby amended to add the following portfolios: Invesco V.I. Dividend Growth Fund, Invesco V.I. Global Dividend Growth Fund, Invesco V.I. High Yield Fund; Invesco V.I. Income Builder Fund, Invesco V.I. S&P 500 Index Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Invesco Van Kampen V.I. Global Value Equity Fund, Invesco Van Kampen V.I. Government Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. High Yield Fund, Invesco Van Kampen V.I. International Growth Equity Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund;
     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:
“APPENDIX A
TO
FIRST AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
OF
AIM VARIABLE INSURANCE FUNDS

SERIES I SHARES	SERIES II SHARES
AIM V.I. Basic Balanced Fund	AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund	AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund	AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund	AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund	AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund	AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund	AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund	AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund	AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund	AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund	AIM V.I. High Yield Fund
AIM V.I. International Growth Fund	AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund	AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund	AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund	AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund	AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund	AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund	AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund	AIM V.I. Technology Fund
AIM V.I. Utilities Fund	AIM V.I. Utilities Fund
Invesco V.I. Dividend Growth Fund	Invesco V.I. Dividend Growth Fund

SERIES I SHARES	SERIES II SHARES
Invesco V.I. Global Dividend Growth Fund	Invesco V.I. Global Dividend Growth Fund
Invesco V.I. High Yield Fund	Invesco V.I. High Yield Fund
Invesco V.I. Income Builder Fund	Invesco V.I. Income Builder Fund
Invesco V.I. S&P 500 Index Fund	Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Balanced Fund	Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund	Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally- Weighted S&P 500 Fund	Invesco V.I. Select Dimensions Equally- Weighted S&P 500 Fund
Invesco Van Kampen V.I. Capital Growth Fund	Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Comstock Fund	Invesco Van Kampen V.I. Comstock Fund
Invesco Van Kampen V.I. Equity and Income Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Invesco Van Kampen V.I. Global Value Equity Fund	Invesco Van Kampen V.I. Global Value Equity Fund
Invesco Van Kampen V.I. Government Fund	Invesco Van Kampen V.I. Government Fund
Invesco Van Kampen V.I. Growth and Income Fund	Invesco Van Kampen V.I. Growth and Income Fund
Invesco Van Kampen V.I. High Yield Fund	Invesco Van Kampen V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco Van Kampen V.I. International Growth Equity Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund
Invesco Van Kampen V.I. Mid Cap Value Fund	Invesco Van Kampen V.I. Mid Cap Value Fund
Invesco Van Kampen V.I. Value Fund	Invesco Van Kampen V.I. Value Fund

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Dated: [               ]

AIM VARIABLE INSURANCE FUNDS

Attest:		By:
	Assistant Secretary		John M. Zerr
Senior Vice President

INVESCO AIM DISTRIBUTORS, INC.

Attest:		By:
	Assistant Secretary		John S. Cooper
President

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